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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of report (date of earliest event reported):
                               November 28, 2001

                                AMX CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

            Texas                           0-26924                75-1815822
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S.  Employer
 Incorporation or Organization)                              Identification No.)


                              3000 Research Drive
                            Richardson, Texas 75082
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number including area code:  (469) 624-8000


                                      n/a

         (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          On November 28, 2001, AMX Corporation issued a press release, filed herewith as Exhibit 20.1, regarding the appointment of Thomas L. Harrison and John E. Wilson as new members of the AMX Corporation Board of Directors and restructuring activities.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits

               20.1 Press Release dated November 28, 2001 regarding election of directors to the Board of Directors and restructuring activities.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMX CORPORATION



                                        By:  /s/ JEAN M. NELSON
                                            -----------------------------------
                                            Jean M. Nelson
                                            Vice President and Chief Financial
                                            Officer

Date: November 29, 2001

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                               Index to Exhibits

Exhibit
Number                  Description
------                  -----------

20.1 Press Release dated November 28, 2001 regarding election of directors to the Board of Directors and restructuring activities.

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